                               SCHEDULE 14A
                              (RULE 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                           EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement  [ ]  Confidential, for Use of the
                                      Commission Only (as permitted by
                                      Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     DYNAMIC MATERIALS CORPORATION
           -------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

           -------------------------------------------------
              (Name of Person(s) Filing Proxy Statement,
                     if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
    or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.
    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                     DYNAMIC MATERIALS CORPORATION
                         551 ASPEN RIDGE DRIVE
                      LAFAYETTE, COLORADO  80026

             NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                ANNUAL MEETING TO BE HELD JULY 21, 1995

To the Shareholders of
  DYNAMIC MATERIALS CORPORATION

     PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of DYNAMIC MATERIALS CORPORATION (the "Company") will be held at the Executive Tower Inn, 1405 Curtis Street, Denver, Colorado 80202 on Friday, July 21, 1995 at 2:30 p.m., Mountain Time, or any adjournment or postponement thereof, for the following purposes:

     1. To elect five directors to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     2. To approve the selection of Arthur Andersen LLP as independent accountants for the current fiscal year.

     3. The transaction of such other business as may properly come before the meeting.

     The foregoing items of business are more fully described in the accompanying Proxy Statement. The Board of Directors of the Company has fixed the close of business on June 14, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Consequently, only holders of the Company's Common Stock at the close of business on June 14, 1995 will be entitled to notice of and to vote at the Annual Meeting.

     THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON.

                              By Order of the Board of Directors


                              CRAIG N. EVANS
                              CRAIG N. EVANS,
                              Secretary

Lafayette, Colorado
June 23, 1995

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE FIVE
NOMINEES FOR DIRECTORS AND FOR THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS.
                     DYNAMIC MATERIALS CORPORATION
                         551 ASPEN RIDGE DRIVE
                      LAFAYETTE, COLORADO  80026

                            --------------

                            PROXY STATEMENT
                    ANNUAL MEETING OF SHAREHOLDERS
                             JULY 21, 1995

                            --------------

                          GENERAL INFORMATION

     This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of DYNAMIC MATERIALS CORPORATION, a Colorado corporation (the "Company"), to be used at the 1995 Annual Meeting of Shareholders of the Company to be held on Friday, July 21, 1995 at 2:30 p.m. Mountain Time, at the Executive Tower Inn, 1405 Curtis Street, Denver, Colorado 80202, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed to the holders of record of the Company's common stock, $.05 par value per share ("Common Stock"), on or about June 23, 1995.

     Shareholders of the Company represented at the Annual Meeting will consider and vote upon (i) the election of five directors to hold office until the next annual meeting of Shareholders or until their successors are duly elected and qualified; (ii) the selection of Arthur Andersen LLP as independent accountants for the current fiscal year; and (iii) such other business as may properly come before the Annual Meeting. The Company is not aware of any other business to be presented for consideration at the Annual Meeting.


                  VOTING AND SOLICITATION OF PROXIES

     Only holders of record of Common Stock at the close of business on June 14, 1995, the record date determined by the Board of Directors of the Company (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, approximately 2,495,922 shares of Common Stock were outstanding. Each shareholder is entitled to one vote for each share held of record on the Record Date for each proposal submitted for shareholder consideration at the Annual Meeting. The presence, in person or by proxy, of the holders of not less than a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the conduct of business at the Annual Meeting. The act of the majority of such quorum will be the act of the shareholders. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the vote cast on proposals presented to the shareholders and thus have the same effect as a negative vote, whereas broker non-votes are not tabulated for any purpose in determining whether a proposal has been approved.

     All shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Annual Meeting in accordance with the directions on the proxies. A proxy may be revoked at any time so long as it has been exercised. Shareholders may revoke proxies by written notice to the Secretary of the Company, by delivery of a proxy bearing a later date, or by personally appearing at the Annual Meeting and casting a vote. If no direction is indicated, the shares will be voted FOR the election of the nominees for director and FOR the selection of Arthur Andersen LLP as the Company's independent

accountants for the current fiscal year. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Annual Meeting.

     The proxy solicitation is made by and on behalf of the Board of Directors. Solicitation of proxies for use at the Annual Meeting may be made in person or by mail, telephone or telegram, by directors, officers and regular employees of the Company. Such persons will receive no additional compensation for any solicitation activities. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their name shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders.


                  PROPOSAL 1 - ELECTION OF DIRECTORS

I.   DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

     Unless otherwise specified, each proxy will be voted for the election to the Company's Board of Directors of the five nominees set forth below, each to serve until the next annual meeting of shareholders or until his successor shall be elected and qualify.

     In order to be elected a director, a nominee must receive the votes constituting a majority of the aggregate number of shares of Common Stock represented in person or by proxy at the Annual Meeting.

                                                   DIRECTOR
                  NAME                      AGE      SINCE
                  ----                      ---    --------

          Mr. Dean K. Allen. . . . . . .    58    July 1993
          Mr. Michael C. Hone. . . . . .    59    March 1984
          Mr. Edward A. Keible . . . . .    51    July 1994
          Mr. Paul Lange . . . . . . . .    43    October 1993
          Dr. George W. Morgenthaler . .    68    June 1986

     MR. DEAN K. ALLEN. Mr. Allen has served the Company as a director since July 1993. Mr. Allen is Vice President and General Manager of Raytheon Engineers and Constructors, Europe, a position he has held since February 1994. Mr. Allen was President of Allen & Assoc. from April 1992 to 1994. From 1989 to 1992, Mr. Allen was President of Johnson + Johnson Development Corp. Prior to joining Johnson + Johnson Development Corp., Mr. Allen was employed as Executive Vice President at the Fluor Corporation from 1984 to 1989. Mr. Allen is on the board of directors of several European Raytheon Engineers and Constructors Companies in France, Italy and Germany.

     MR. MICHAEL C. HONE. Mr. Hone has been a director of the Company since March 1984. Since 1975 Mr. Hone has been a Professor of Law at the University of San Francisco Law School. Mr. Hone has been a General Partner of H.M.S. Capital Partners, a venture capital company, since 1987.

     MR. EDWARD A. KEIBLE. Mr. Keible, appointed director of the Company in July 1994, is the President and Chief Executive Officer of Endgate Technology Corp., a position he has held since 1993. From 1991 to 1993, Mr. Keible was employed as Senior Vice President and General Manager, Raychem International Corporation, International
Sector, and President, Raychem International Corporation.   From 1985
to 1991, Mr. Keible was Senior Vice President, Raychem Corporation and General Manager, Electronics Group.

Mr. Keible served as Director of the American Electronics Association from 1990 to 1993 and as the Chairman of the International Committee of the association from 1991 to 1993. Mr. Keible has been a director of Premisys Communications, Inc. since November 1994.

     MR. PAUL LANGE. Prior to joining the Company in 1993 as a Director, its President and Chief Executive Officer, Mr. Lange was Vice President and General Manager, Engineered Materials Group of Engelhard Corporation, since 1989. From 1988 to 1989, Mr. Lange was General Manager of Liquid Gold Group of Engelhard Corporation. From June 1984 to 1987, Mr. Lange was employed by Rhone 'Poulenc, Inc. as Marketing and Sales Director of Organic Chemicals as well as New Product Development Manager.

     DR. GEORGE W. MORGENTHALER. Mr. Morgenthaler has served as a director of the Company since June 1986 and from 1971 to 1976.
Mr. Morgenthaler has been a Professor of Aerospace Engineering and Associate Dean of Engineering at the University of Colorado at Boulder since 1986. Mr. Morgenthaler was employed from 1981 to 1986 as Vice President -- Energy, Technology and Special Projects at Martin Marietta Aluminum and from 1976 to 1978 as Vice President and General Manager of the Baltimore Division of Martin Marietta Corp.
Mr. Morgenthaler currently serves as a director on the boards of CTA, Inc., Columbia Aluminum Corp., Center for Space and Advanced Technology and Verifax, Inc.

EXECUTIVE OFFICERS

     The following individuals served as executive officers of the Company during fiscal year 1994:

   NAME                        POSITION                         AGE
   ----                        --------                         ---

Mr. Paul Lange      Director, President and Chief Executive     43
                    Officer

Mr. Craig N. Evans  Secretary, Treasurer & Vice President of    46
                    Finance

     MR. PAUL LANGE.  See above.

     MR. CRAIG N. EVANS. Mr. Evans has been employed by the Company since May 1979. He has held the positions of Secretary, Treasurer and Vice President of Finance since 1981. Prior to 1981, Mr. Evans was employed as the Company's Controller.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of December 31, 1994, the Company was owed $44,273 in loans by certain of its officers and employees. Loans to Mr. Evans totaling $12,000 in amount are represented by secured promissory notes bearing interest at a rate of "prime" plus .75%. These promissory notes call for repayment from 1996 to 1999. In addition, a loan to Mr. Evans in the amount of $9,000 is represented by an unsecured loan agreement calling for interest payable at 4.28% per annum. This loan was repaid in full in February 1995. As of December 31, 1994, no executive officer or director of the Company owed the Company an amount in excess of $60,000.

SECTION 16(a) COMPLIANCE

     Section 16(a) of the Securities Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of the Company's stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Executive officers, directors and those beneficially owning ten percent of the Company's stock are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms filed by such individuals.

     Based solely upon a review of the copies of such forms furnished to the Company from executive officers, directors and ten percent shareholders and written representations from certain reporting persons, the Company believes that all of its directors, executive officers and greater than ten percent shareholders were in compliance with their filing requirements.


II.  COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held five meetings during 1994. No director attended less than 75% of the aggregate number of meetings of the Board of Directors and any committee on which such director served. The Company has standing audit, nominating and compensation committees of the Board of Directors.

AUDIT COMMITTEE

     During 1994, the audit committee, composed of Mr. Keible, Mr. Hone and Mr. Robbins (who resigned on April 30, 1995), held one meeting. Functions performed by the audit committee are
(i) recommending independent public accountants to the Board of Directors; (ii) evaluating independent accountants; (iii) meeting and reviewing with such accountants, among other things, the Company's policies and procedures with respect to audits and accounting and the results of completed audits; and (iv) reviewing accounting controls and procedures within the Company.

NOMINATING COMMITTEE

     The nominating committee, composed of Messrs. Hone, Morgenthaler and Allen, held one meeting during 1994. Functions performed by the nominating committee are (i) recommending candidates to serve as nominees for director; and (ii) evaluating existing directors. The nominating committee will not consider shareholder recommendations for nomination of directors.

COMPENSATION COMMITTEE

     The compensation committee, composed of Mr. Keible, Dr. Morgenthaler and Mr. Allen, held one meeting during 1994. The compensation committee's function is to review compensation of all officers and make recommendations for changes in compensation to the full Board of Directors.


III. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following Summary Compensation Table includes individual compensation for the three individuals serving in the capacity of the chief executive officer for the Company and the only executive officer earning a salary and bonus aggregating $100,000 or more for services rendered in all capacities during the year ended December 31, 1994 and the fiscal years ended October 31, 1992 through 1993.

                                           SUMMARY COMPENSATION TABLE
                                              ANNUAL COMPENSATION
                                           --------------------------
                                                                          Long-Term Compensation
                                                             Other       ------------------------
                                                             Annual      Restricted    Securities     All Other
  Name and Principal         Fiscal    Salary    Bonus     Compensat-      Stock       Underlying     Compensa-
       Position               Year      ($)       ($)      tion($)<F1>     Award($)     Options(#)      tion($)
- - -----------------------      ------   -------    ------    -----------   ----------    ----------     ---------
Paul Lange<F2>                1994    150,000    25,000       7,450            0        30,000<F4>        673
President and Chief           1993     12,300       100         N/A       10,000<F3>    50,000<F4>     16,100
Executive Officer

William P. Sharp<F5>          1994    113,478       N/A         N/A          N/A           N/A            870
Executive Vice President,     1993    112,113       100       9,450            0        20,000          1,000
New Market Development        1992    130,725         0       9,170            0        27,000          1,000

____________________

<F1> Includes auto allowance and premium for life insurance of which the Company is not a beneficiary.

<F2> Mr. Lange joined the Company in October 1993.

<F3> Mr. Lange received 10,000 shares of Common Stock at a cost to Mr. Lange of $.05 per share (par value).

<F4> The shares vest on a daily basis over a period of four years, and unvested shares are forfeited when and if employment is terminated.  The shares are not subject to any other restrictions other than Rule 144 of the
     Securities Act of 1933.

<F5> Mr. Sharp served as President and Chief Executive Officer until January 31, 1993.

     Mr. Lange, the Company's President and Chief Executive Officer, earned a bonus payment in 1994 in the amount of $25,000 pursuant to the "Lange Employment Agreement." (See "Employment Agreement"). The Company does not have a defined benefit or actuarial plan payable upon retirement.

STOCK OPTIONS

     The Company has four stock option plans, two of which have expired. The expired plans are the "1981 Incentive Stock Option Plan" under which officers and other key employees were granted options to acquire shares of the Company's Common Stock, and the "1982 Non-Qualified Stock Option Plan" under which officers and directors were granted options to acquire shares of the Company's Common Stock. The remaining active stock option plans are the 1992 Incentive Stock Option Plan and the 1994 Nonemployee Director Plan.

OPTION GRANTS

     The following table sets forth information regarding the options granted to each of the executive officers named in the Summary
Compensation Table above during 1994:

                                        OPTION GRANTS IN LAST FISCAL YEAR

                                 Number of
                                 Securities     % of Total Options
                                 Underlying         Granted to
                                   Options         Employees in           Exercise         Expiration
          Name                   Granted (#)        Fiscal Year         Price ($/Sh)          Date
- - --------------------------       -----------    ------------------      ------------       ----------
Paul Lange                          30,000              27.0                3.125            8/26/99


OPTION EXERCISES

     The following table sets forth information regarding the options exercised by each of the executive officers named in the Summary
Compensation Table above during 1994:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                 Number of Securities Underlying        Value of Unexercised
                                                  Unexercised Options at Fiscal         In-the-Money Options
                    Shares                                  Year End (#)              at Fiscal Year End ($)<F1>
                  Acquired On       Value        --------------------------------   -----------------------------
     Name         Exercise (#)    Realized (#)    Exercisable      Unexercisable     Exercisable   Unexercisable
- - ---------------   ------------    ------------    -----------      -------------     -----------   -------------
Paul Lange               0                0          12,500            67,500            7,812          23,437
____________________

<F1> Based on a fair market value of $2.25 per share as of December 30, 1994.

DIRECTOR COMPENSATION

     During 1994 each outside (non-management) director received a quarterly retainer of $500 plus a fee of $600 for attending each meeting of the Board and of any committee of the Board on which he served. In addition, each outside director is reimbursed for travel and out-of-pocket expenses incurred while attending such meetings.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement, dated September 3, 1993 (the "Lange Employment Agreement"), with Paul Lange. Pursuant to the Lange Employment Agreement, Mr. Lange is to receive a base salary of $150,000 per year. If Mr. Lange's employment is terminated for a reason other than criminal activity or his "failure, in good faith, to devote his full time effort" to the Company, Mr. Lange will receive two years' salary. Mr. Lange earned a cash bonus of $25,000 in 1994, in accordance with the terms of this agreement. In addition, Mr. Lange received an option to purchase 30,000 shares of Common Stock at $3.125 per share. The receipt of these stock options is conditioned upon Mr. Lange's continued employment with the Company and vest daily over a period of four years. If Mr. Lange's employment is terminated prior to the expiration of this four year period, all unvested shares will revert back to the Company.


IV.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 31, 1994, the stock ownership of all persons known by the Company to be beneficial owners of more than five percent of the Company's Common Stock or preferred stock.

                                                                          Amount and
                                                                           Nature of         Percent
 Title of                                                                 Beneficial           of
  Class         Name and Address of Beneficial Owner                       Owner<F1>        Class (%)
- - ---------       ---------------------------------------                   -----------       ---------
Common          OKABENA Partners V-6 . . . . . . . . . . . . . . .          230,000            9.09
                422 IDS Center
                Minneapolis, MN  55402

Common          William F. Sharp . . . . . . . . . . . . . . . . .          141,563            5.60
                4004 Canter Court
                Valrico, FL  33594
____________________

<F1> All shares are owned directly, and the owner has sole voting and investment power.

     The following table sets forth, as of April 30, 1995, the beneficial ownership of the Company's Common Stock of (i) all directors and nominees, (ii) all named executive officers and
(iii) all directors, nominees and executive officers of the Company as a group.

                                                                          Amount and
                                                                           Nature of         Percent
 Title of       Name and Address of Director/Nominee/                     Beneficial           of
  Class                   Executive Officer                                Owner<F1>        Class (%)
- - ---------       ---------------------------------------                   -----------       ---------
Common          Dr. George W. Morgenthaler . . . . . . . . . . . .         85,828<F2>          3.44
                University of Colorado
                College of Engineering &
                Applied Science Engineering Center
                AD I-25
                Boulder, CO  80309-0423

Common          Mr. Michael C. Hone. . . . . . . . . . . . . . . .         94,250<F2><F3>      3.77
                University of San Francisco
                Kendrick Hall
                2199 Fulton Street
                San Francisco, CA  94117

Common          Mr. Paul Lange . . . . . . . . . . . . . . . . . .          41,747<F2>          1.67
                551 Aspen Ridge Drive
                Lafayette, CO  80026

Common          Mr. Dean K. Allen. . . . . . . . . . . . . . . . .           1,000               /*/
                Hogeweg 4
                2585 JD Den Haag
                The Netherlands

Common          Mr. Edward A. Keible . . . . . . . . . . . . . . .          20,000<F4>           /*/
                244 Rinconada Avenue
                Palo Alto, CA  94301

Common          Mr. Craig N. Evans . . . . . . . . . . . . . . . .           8,900<F2>           /*/
                551 Aspen Ridge Drive
                Lafayette, CO  80026

Common          All directors, nominees and executive officers as a
                  group (6 persons). . . . . . . . . . . . . . . .         251,725<F2><F3>     10.09
____________________

/*/  Less than 1%.
<F1> Unless otherwise indicated, all shares are owned directly, and the owner has sole voting and investment power.
<F2> Includes the following shares of Common Stock which are the subject of presently exercisable stock options:
     Dr. Morgenthaler -- 2,250 shares; Mr. Hone -- 3,250 shares; Mr. Lange -- 21,747 shares; and Mr. Evans --
     1,750 shares; all directors and officers as a group -- 30,247 shares.
<F3> Amount includes 49,660 shares held by a profit sharing plan and 10,000 shares held by a trust of which
     Mr. Hone is a trustee.
<F4> All 20,000 shares are held in the Keible Living Trust, of which Mr. Keible and his wife Terry J. Keible are
     Co-Trustees.


  PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Action is being taken by the shareholders at the Annual Meeting with respect to the ratification of the selection by the Company's Board of Arthur Andersen LLP to be the independent accountants of the Company for the current fiscal year.

     The firm of Arthur Andersen LLP served as the Company's independent public accounts and has examined the Company's financial statements for the year ended December 31, 1994, and has been engaged for the year ended December 31, 1995. The Audit Committee recommended and the Board of Directors approved the selection of Arthur Andersen LLP as the independent accountants of the Company.

     A representative of Arthur Andersen LLP is expected to attend the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions from shareholders.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AND IN
             FAVOR OF THE RATIFICATION OF SUCH APPOINTMENT

                             ANNUAL REPORT

     The Company has filed with the SEC an annual report on Form 10-KSB under the Securities Act of 1934 for the fiscal year ended December 31, 1994. Upon written request, the Company will furnish any person who is a shareholder of the Company as of the date of their request, a copy of the Form 10-KSB for the year ended December 31, 1994, including the financial statements and the schedules thereto, without charge. Any such written request may be addressed to Craig N. Evans, Secretary, Treasurer & Vice President of Finance, DYNAMIC MATERIALS CORPORATION, 551 Aspen Ridge Drive, Lafayette, Colorado 80026. The Form 10-KSB is included with the materials for solicitation of Proxies.


                        SHAREHOLDERS' PROPOSALS

     It is expected that the next annual shareholders' meeting will be held July 1, 1996. Any proposals intended to be presented at such meeting must be received at the Company's offices no later than March 1, 1996. Such proposals should be sent to Craig N. Evans, Secretary, DYNAMIC MATERIALS CORPORATION, 551 Aspen Ridge Drive, Lafayette, Colorado 80026.


                             OTHER MATTERS

     Except for the items referred to in the accompanying Notice of Annual Meeting, the Board of Directors is not aware of any other matters that will come before the meeting. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person acting under the Proxy.

                              By Order of the Board of Directors


                              CRAIG N. EVANS
                              CRAIG N. EVANS,
                              Secretary

Lafayette, Colorado
June 23, 1995

                                   PROXY
                       DYNAMIC MATERIALS CORPORATION
                           551 Aspen Ridge Drive
                        Lafayette, Colorado  80026
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Craig N. Evans with full power of substitution, as proxy of the undersigned to vote all shares of Common Stock of DYNAMIC MATERIALS CORPORATION which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the corporation to be held at the Executive Tower Inn, 1405 Curtis Street, Denver, Colorado 80202 on Friday, July 21, 1995 at 2:30 p.m., Mountain Time, and at any adjournment thereof, with the same force and effect as the undersigned might or could do if personally present therein:

1. ELECTION OF DIRECTORS
   [ ] FOR all nominees (except as marked to the contrary below)

   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

George W. Morgenthaler, Michael C. Hone, Dean K. Allen, Paul Lange, Edward A. Keible.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, WRITE SUCH NAME OR NAMES IN THE SPACE PROVIDED BELOW.
_____________________________________________________________________

2. SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS OF THE
COMPANY

[ ] FOR selection of Arthur Andersen LLP
[ ] AGAINST selection of Arthur Andersen LLP
[ ] ABSTAIN

3. THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING.

             (Continued and to be signed on the reverse side)



   This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR (i) the nominated directors and (ii) the selection of Arthur Andersen LLP as independent accountants.

                                   Please sign exactly as name appears
                                   below.  When shares are held by joint
                                   tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized person. If a partnership, please sign in full partnership name by authorized person.

                                   Date _____________________________, 1995

                                   ________________________________________
                                   Signature

                                   ________________________________________
                                   Signature (if held jointly)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES AND THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.